UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/08/2010

CYBERSOURCE CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  000-26477

Delaware	77-0472961
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1295 Charleston Road, Mountain View, CA 94043
(Address of principal executive offices, including zip code)

650-965-6000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On July 8, 2010, CyberSource Corporation issued a press release announcing that the Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR Act"). The termination was effective immediately, thereby ending the HSR Act waiting period for the proposed acquisition by Visa, Inc.

A copy of the press release is attached as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 8.01 of Form 8-K and are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into any CyberSource filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.
The following exhibit is being filed with this Current Report on Form 8-K.

Exhibit
No.                 Description
-----------------------------------------------------------------------------------------------
99.1                 Press Release issued by CyberSource Corporation dated July 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBERSOURCE CORP

Date: July 08, 2010	By:	/s/ Steven D. Pellizzer
Steven D. Pellizzer
Chief Financial Officer and Senior Vice President of Finance

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release issued by CyberSource Corporation on July 8, 2010.